UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 9, 2018

AIS HOLDINGS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55769	36-4877329
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2-41-7-336, Shinsakae

Naka-ku Nagoya-shi, Aichi, 460-0007, Japan

takehiro.abe.ais@gmail.com

Telephone: +81-50-5327-4459

(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

2-5-16-701, Shirogane, Minato-ku, Tokyo, 108-0072, Japan

(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Effective February 28, 2018, AIS Japan Co., Ltd., a Japanese Corporation (“AIS Japan”) which is a wholly owned subsidiary of “the Company”, AIS Holdings Group, Inc. sold UQMS (Using Qrcode Management System), a software and web application for customer management, to TetrastaR Co., Ltd. in the total amount of JPY 2,500,000 ($25,409).

Effective February 28, 2018, AIS Japan purchased a software platform package (referred to herein as “Cryptocurrency System”) from Herol Gaibin in the amount of 2,000,000 JPY ($18,822).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS TO FORM 8-K

Exhibit Number	Description of Exhibit
99.1	Software Sales Agreement for UQMS (1)
99.2	Software Purchase Agreement for Cryptocurrency System (1)

(1) Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIS Holdings Group, Inc.

Dated: April 9, 2018

By: /s/ Takehiro Abe

Takehiro Abe

President and Director